                                                                   EXHIBIT 10.12

                                                                  EXECUTION COPY

                                SECOND AMENDMENT

                  SECOND AMENDMENT, dated as of May 23, 2003 (this "Amendment"), to the Credit Agreement, dated as of March 8, 2002 (as amended, the "Credit Agreement"), among CALPINE CORPORATION, a Delaware corporation (the "Borrower"), the various financial institutions as are or may become parties thereto (the "Lenders"), THE BANK OF NOVA SCOTIA, as joint administrative agent and funding agent (in such capacity, the "Agent") and CITICORP USA, INC., as joint administrative agent.

                  WHEREAS pursuant to the Credit Agreement, the Lenders have made extensions of credit to the Borrower; and

                  WHEREAS the Borrower has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modifications as provided for in this Amendment.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

                  2. Amendments to Credit Agreement. The definitions of "Revolving Loan Commitment Termination Date" and "Stated Maturity Date" in
Section 1.1 of the Credit Agreement and Section 2.7(a) of the Credit Agreement are hereby amended by deleting the reference to "May 24, 2003" in such definitions and such Section 2.7(a) and by substituting in lieu thereof in each case "June 16, 2003".

                  3. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders that, as of the date hereof and after giving effect to the amendment contained herein:

                  (a) No Default or Event of Default has occurred and is continuing.

                  (b) The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate and other action and does not and will not require any registration with, consent or approval of, notice to or action by, any person in order to be effective and enforceable. Each of this Amendment and the Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against each in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                  (c) All representations and warranties of each Obligor set forth in the Loan Documents as amended hereby are true and correct in all material respects.

                  4. Covenants. The Borrower hereby agrees that during the period commencing on the date hereof up to and including June 16, 2003 (the "Extension Period"), the Borrower shall not take any action which could, directly or indirectly, have a material adverse effect upon (i) the financial condition, operations, assets (including power projects), business or prospects of the Borrower and its Subsidiaries taken as a whole; or (ii) the ability of the Borrower or any other Obligor to perform under any Loan Document. Without prejudice to the foregoing, the Borrower shall ensure that, during the Extension Period, (1) no Indebtedness is incurred, created, assumed or suffered to exist by the Borrower or any of its Subsidiaries (except (A) Indebtedness under the Loan Documents and the Loan Documents (as defined in the Existing Credit Agreement), (B) unsecured Indebtedness incurred in the ordinary course of business, other than Indebtedness of the type described in (1) clauses (a), (c) or (f) of the definition of "Indebtedness" and (2) clauses (b) and (g) of the definition of "Indebtedness" with respect to any Indebtedness described in clause (1) above, (C) other unsecured Indebtedness or Non-Recourse Debt (as defined in the Senior Note Indentures) incurred in the ordinary course of business in connection with Indebtedness existing or contractually committed to be made available as of the date hereof, and (D) Indebtedness outstanding on the date hereof), and no guarantee, collateral or other credit support is provided, and no Lien on the properties of the Borrower or any of its Subsidiaries is created, incurred, assumed or granted, in each case in support of (x) any Indebtedness (other than Indebtedness permitted above) or (y) any obligation relating to any synthetic lease transaction of the Borrower or any Subsidiary of the Borrower; (2) no amendment, modification or supplement is made to any agreement or instrument evidencing any Indebtedness, other than amendments, modifications or supplements entered into in the ordinary course of business in respect of (A) the Credit Agreement or the Existing Credit Agreement, (B) any agreement or instrument evidencing Non-Recourse Debt (as defined in the Senior
Note Indentures) of a Subsidiary of the Borrower, or (C) any agreement or instrument evidencing Indebtedness other than Indebtedness of the type described in (1) clauses (a), (c) or (f) of the definition of "Indebtedness" and (2) clauses (b) and (g) of the definition of "Indebtedness" with respect to any Indebtedness described in clause (1) above (the Indebtedness described in clauses (B) and (C) being collectively referred to as "Excluded Indebtedness");
(3) no optional prepayment is made on, or purchase or optional redemption is executed of, any Indebtedness other than Excluded Indebtedness (including, without limitation, any buy-back or defeasance of any outstanding bonds, puttable convertible bonds or other securities of the Borrower or any of its Subsidiaries), it being understood and agreed that, during the Extension Period, neither the Borrower or any of its Subsidiaries shall obtain or receive any such Indebtedness (or instruments evidencing same) in consideration of the sale or other transfer of any assets or properties thereof; (4) no Investment is made by the Borrower or any of its Subsidiaries in any other Person (except (A) Investments by the Borrower in the ordinary course of business in Subsidiaries the equity in which has been pledged to the Lenders, and each of their respective Subsidiaries, (B) Investments by the Borrower in other Persons pursuant to contractual commitments existing as of the date hereof, and (C) Investments by the Borrower in CES in support of transactions entered into by CES in the ordinary course of CES's business, consistent with historical practices); and (5) all transactions between any one or more of the Borrower and its Affiliates entered into during the Extension Period are on terms that are fair and reasonable and similar to those found in a comparable arm's length transaction with a Person that is not an Affiliate of the Borrower. Notwithstanding the foregoing, it is agreed that (x) the Borrower and its Subsidiaries may effectuate the transactions referred to in Schedule I attached to the letter from the Borrower to the Lenders dated May 20, 2003 and (y) none of the prohibitions contained in this Section 4 shall be applicable insofar as they would otherwise constitute an encumbrance or restriction in violation of Section
3.5 of the Pre-2000 Indentures. The provisions of this Section 4 may be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and Lenders owed or holding at least 51% of the aggregate Revolving Loan Commitments and Commitments under the Credit Agreement and the Existing Credit Agreement, respectively (it being understood, however, that no such amendment, modification or waiver shall amend, modify or waive the provisions of the Credit Agreement unless such amendment, modification or waiver satisfies the requirements of Section 11.1 of the Credit Agreement).

                  5. Conditions Precedent to Effectiveness. This Amendment shall become effective as of the date hereof upon (i) the Agent having received counterparts hereof duly executed and delivered by the Borrower, the Required Lenders and each Revolving Lender and (ii) the Sixth Amendment, dated as of the date hereof, to the Existing Credit Agreement becoming effective in accordance with its terms.

                  6. No Other Amendments. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                  7. Expenses. The Borrower agrees to pay or reimburse the Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel to the Agent.

                  8. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                  IN WITNESS WHEREOF, the Borrower and the Lenders have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                    CALPINE CORPORATION

                                    By   /s/ ROBERT D. KELLY
                                       -----------------------------------------
                                       Name: Robert D. Kelly
                                       Title: Chief Financial Officer

                                    THE BANK OF NOVA SCOTIA, as Agent
                                    and Lender

                                    By   /s/ DENIS P. O'MEARA
                                       -----------------------------------------
                                       Name: Denis P. O'Meara
                                       Title: Managing Director

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    CREDIT SUISSE FIRST BOSTON

                                    By   /s/ JAMES P. MORAN
                                       -----------------------------------------
                                       Name: James P. Moran
                                       Title:  Director

                                    By   /s/ BRIAN T. CALDWELL
                                       -----------------------------------------
                                       Name: Brian T. Caldwell
                                       Title:  Director

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    BAYERISCHE LANDESBANK
                                    Cayman Islands Branch

                                    By   /s/ OLIVER HILDENBRAND
                                       -----------------------------------------
                                          Name: Oliver Hildenbrand
                                          Title: First Vice President

                                    By   /s/ JAMES H. BOYLE
                                       -----------------------------------------
                                       Name: James H. Boyle
                                       Title: Vice President

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    BANK OF AMERICA, NA

                                    By   /s/ EILEEN C. HIGGINS
                                       ---------------------------
                                       Name: Eileen C. Higgins
                                       Title: Principal

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    ING CAPITAL LLC

                                    By   /s/ ERWIN THOMET
                                       -----------------------------------------
                                       Name: Erwin Thomet
                                       Title: Managing Director

                                    By   /s/ NICK BELLAMY
                                       -----------------------------------------
                                       Name: Nick Bellamy
                                       Title: Director

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    CITICORP USA, INC.

                                    By   /s/ ANTHONY MURPHY
                                       -----------------------------------------
                                       Name: Anthony Murphy
                                       Title: Managing Director

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    DEUTSCHE BANK TRUST COMPANY AMERICAS

                                    By   /s/ MARCUS M. TARKINGTON
                                       -----------------------------------------
                                       Name: Marcus M. Tarkington
                                       Title: Director

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    TORONTO DOMINION (TEXAS) INC.

                                    By   /s/ DEBORAH GRAVINESE
                                       -----------------------------------------
                                       Name: Deborah Gravinese
                                       Title: Managing Director

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    MERRILL LYNCH PRIME RATE PORTFOLIO
                                    By: Merrill Lynch Investment Managers, L.P.
                                        as Investment Advisor

                                        By   /s/ JAIMIN PATEL
                                           -------------------------------------
                                           Name: Jaimin Patel
                                           Title: Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                    INCOME STRATEGIES PORTFOLIO
                                    By: Merrill Lynch Investment Managers, L.P.
                                        as Investment Advisor

                                        By   /s/ JAIMIN PATEL
                                           -------------------------------------
                                           Name: Jaimin Patel
                                           Title: Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                    BANK LOAN INCOME PORTFOLIO
                                    By: Merrill Lynch Investment Managers, L.P.
                                        as Investment Advisor

                                        By   /s/ JAIMIN PATEL
                                           -------------------------------------
                                           Name: Jaimin Patel
                                           Title: Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    MASTER SENIOR FLOATING RATE TRUST

                                    By   /s/ JAIMIN PATEL
                                       -----------------------------------------
                                       Name: Jaimin Patel
                                       Title: Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    SENIOR HIGH INCOME PORTFOLIO, INC.

                                    By   /s/ JAIMIN PATEL
                                       -----------------------------------------
                                       Name: Jaimin Patel
                                       Title: Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    LONGHORN CDO II, LTD.
                                    By:  Merrill Lynch Investment Managers, L.P.
                                         as Investment Advisor

                                    By   /s/ JAIMIN PATEL
                                       -----------------------------------------
                                       Name: Jaimin Patel
                                       Title: Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    LONGHORN CDO (CAYMAN) LTD
                                    By:  Merrill Lynch Investment Managers, L.P.
                                         as Investment Advisor

                                    By   /s/ JAIMIN PATEL
                                       -----------------------------------------
                                       Name: Jaimin Patel
                                       Title: Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    Longhorn CDO III, LTD.
                                    By:  Merrill Lynch Investment Managers, L.P.
                                         as Investment Advisor

                                    By   /s/ JAIMIN PATEL
                                       -----------------------------------------
                                       Name: Jaimin Patel
                                       Title: Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    DEBT STRATEGIES FUND, INC.

                                    By   /s/ JAIMIN PATEL
                                       -----------------------------------------
                                       Name: Jaimin Patel
                                       Title: Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    ENDURANCE CLO I, LTD.
                                    By:  ING Capital Advisors LLC,
                                         as Collateral Manager

                                    By   /s/ GORDON R. COOK
                                       -----------------------------------------
                                       Name: Gordon R. Cook
                                       Title: Managing Director

                                    ARCHIMEDES FUNDING III, LTD.
                                    By:  ING Capital Advisors LLC,
                                         as Collateral Manager

                                    By   /s/ GORDON R. COOK
                                       -----------------------------------------
                                       Name: Gordon R. Cook
                                       Title: Managing Director

                                    ARCHIMEDES FUNDING IV (CAYMAN), LTD.
                                    By:  ING Capital Advisors LLC,
                                         as Collateral Manager

                                    By   /s/ GORDON R. COOK
                                       -----------------------------------------
                                       Name: Gordon R. Cook
                                       Title: Managing Director

                                    BALANCED HIGH-YIELD FUND II, LTD.
                                    By:  ING Capital Advisors LLC,
                                         as Collateral Manager

                                    By   /s/ GORDON R. COOK
                                       -----------------------------------------
                                       Name: Gordon R. Cook
                                       Title: Managing Director

                                    SEQUILS-ING I (HBDGM), LTD.
                                    By:  ING Capital Advisors LLC,
                                         as Collateral Manager

                                    By   /s/ GORDON R. COOK
                                       -----------------------------------------
                                       Name: Gordon R. Cook
                                       Title: Managing Director

                                    NEMEAN CLO, LTD.
                                    By:  ING Capital Advisors LLC,
                                         as Collateral Manager

                                    By   /s/ GORDON R. COOK
                                       -----------------------------------------
                                       Name: Gordon R. Cook
                                       Title: Managing Director

                                    ING-ORYX CLO, LTD.
                                    By:  ING Capital Advisors LLC,
                                         as Collateral Manager

                                    By   /s/ GORDON R. COOK
                                       -----------------------------------------
                                       Name: Gordon R. Cook
                                       Title: Managing Director

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    CITADEL JACKSON INVESTMENT FUND LTD.
                                    By:  Citadel Limited Partnership,
                                         its Portfolio Manager
                                    By:  GLB Partners, L.P., its General Partner
                                    By:  Citadel Investment Group, LLC,
                                         its General Partner

                                    By   /s/ BRAD COURI
                                       -----------------------------------------
                                       Name: Brad Couri
                                       Title: Senior Managing Director

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    CITADEL EQUITY FUND LTD.
                                    By:  Citadel Limited Partnership,
                                         its Portfolio Manager
                                    By:  GLB Partners, L.P., its General Partner
                                    By:  Citadel Investment Group, LLC,
                                         its General Partner

                                    By   /s/ BRAD COURI
                                       -----------------------------------------
                                       Name: Brad Couri
                                       Title: Senior Managing Director

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    AIMCO CDO SERIES 2000-A

                                    By   /s/ CHRIS GOERGEN
                                       -----------------------------------------
                                       Name: Chris Goergen
                                       Title: Authorized Signatory

                                    By   /s/ PATRICIA W. WILSON
                                       -----------------------------------------
                                       Name: Patricia W. Wilson
                                       Title: Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    AIMCO CLO SERIES 2001-A

                                    By   /s/ CHRIS GOERGEN
                                       -----------------------------------------
                                       Name: Chris Goergen
                                       Title: Authorized Signatory

                                    By   /s/ PATRICIA W. WILSON
                                       -----------------------------------------
                                       Name: Patricia W. Wilson
                                       Title: Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    HARCH CLO I LTD.

                                    By   /s/ MICHAEL E. LEWITT
                                       -----------------------------------------
                                       Name: Michael E. Lewitt
                                       Title: Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    GALAXY CLO 1999-1, LTD.

                                    By   /s/ W. JEFFREY BAXTER
                                       -----------------------------------------
                                       Name: W. Jeffrey Baxter
                                       Title: Authorized Agent

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    SUNAMERICA LIFE INSURANCE COMPANY

                                    By   /s/ W. JEFFREY BAXTER
                                       -----------------------------------------
                                       Name: W. Jeffrey Baxter
                                       Title: Authorized Agent

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    KZH CNC LLC

                                    By   /s/ ROWENA SMITH
                                       -----------------------------------------
                                       Name: Rowena Smith
                                       Title: Authorized Agent

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    KZH PENDVIEW LLC

                                    By   /s/ ROWENA SMITH
                                       -----------------------------------------
                                       Name: Rowena Smith
                                       Title: Authorized Agent

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    KZH RIVERSIDE LLC

                                    By   /s/ ROWENA SMITH
                                       -----------------------------------------
                                       Name: Rowena Smith
                                       Title: Authorized Agent

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    KZH SOLEIL LLC

                                    By   /s/ ROWENA SMITH
                                       -----------------------------------------
                                       Name: Rowena Smith
                                       Title: Authorized Agent

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    KZH SOLEIL-2 LLC

                                    By   /s/ ROWENA SMITH
                                       -----------------------------------------
                                       Name: Rowena Smith
                                       Title: Authorized Agent

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    KZH WATERSIDE LLC

                                    By   /s/ ROWENA SMITH
                                       -----------------------------------------
                                       Name: Rowena Smith
                                       Title: Authorized Agent

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    LANDMARK CDO LIMITED
                                    By:  Aladdin Capital Management LLC,
                                         as Manager

                                    By   /s/ JOSEPH MORONEY
                                       -----------------------------------------
                                       Name: Joseph Moroney
                                       Title: Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    LANDMARK II CDO LIMITED
                                    By:  Aladdin Capital Management LLC,
                                         as Manager

                                    By   /s/ JOSEPH MORONEY
                                       -----------------------------------------
                                       Name: Joseph Moroney
                                       Title: Authorized Signatory

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    INDOSUEZ CAPITAL FUNDING VI, LIMITED
                                    By:  Indosuez Capital as Collateral Manager

                                    By   /s/ JACK C. HENRY
                                       -----------------------------------------
                                       Name: Jack C. Henry
                                       Title: Principal

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    AMMC CDO I, LIMITED
                                    By:  American Money Management Corp.,
                                         as Collateral Manager

                                    By   /s/ DAVID P. MEYER
                                       -----------------------------------------
                                       Name: David P. Meyer
                                       Title: Vice President

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    AMMC CDO II, LIMITED
                                    By:  American Money Management Corp.,
                                         as Collateral Manager

                                    By   /s/ DAVID P. MEYER
                                       -----------------------------------------
                                       Name: David P. Meyer
                                       Title: Vice President

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    EAST WEST BANK

                                    By   /s/ NANCY A. MOORE
                                       -----------------------------------------
                                       Name: Nancy A. Moore
                                       Title: Senior Vice President

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    JUPITER FUNDING TRUST

                                    By   /s/ ANN E. MORRIS
                                       -----------------------------------------
                                       Name: Ann E. Morris
                                       Title: Authorized Agent

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    RIVIERA FUNDING LLC

                                    By   /s/ ANN E. MORRIS
                                       -----------------------------------------
                                       Name: Ann E. Morris
                                       Title: Asst. Vice President

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    SRF TRADING, INC.

                                    By   /s/ ANN E. MORRIS
                                       -----------------------------------------
                                       Name: Ann E. Morris
                                       Title: Asst. Vice President

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    STANWICH LOAN FUNDING LLC

                                    By   /s/ ANN E. MORRIS
                                       -----------------------------------------
                                       Name: Ann E. Morris
                                       Title: Asst. Vice President

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    WINGED FOOT FUNDING TRUST

                                    By   /s/ ANN E. MORRIS
                                       -----------------------------------------
                                       Name: Ann E. Morris
                                       Title: Asst. Vice President

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    SRF 2000, INC.

                                    By   /s/ ANN E. MORRIS
                                       -----------------------------------------
                                       Name: Ann E. Morris
                                       Title: Asst. Vice President

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    STEIN ROE FLOATING RATE
                                    LIMITED LIABILITY COMPANY
                                    By:  Columbia Management Advisors, Inc.
                                         (f/k/a Stein Roe & Farnham
                                         Incorporated), As Advisor

                                    By   /s/ JAMES R. FELLOWS
                                       -----------------------------------------
                                       Name: James R. Fellows
                                       Title: Sr. Vice President & Portfolio
                                              Manager

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    LIBERTY FLOATING RATE
                                    ADVANTAGE FUND
                                    By:  Columbia Management Advisors, Inc.
                                         (f/k/a Stein Roe & Farnham
                                         Incorporated), As Advisor

                                    By   /s/ JAMES R. FELLOWS
                                       -----------------------------------------
                                       Name: James R. Fellows
                                       Title: Sr. Vice President & Portfolio
                                              Manager

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    STEIN ROE & FARNHAM CLO I LTD.
                                    By:  Columbia Management Advisors, Inc.
                                         (f/k/a Stein Roe & Farnham
                                         Incorporated), As Advisor

                                    By   /s/ JAMES R. FELLOWS
                                       -----------------------------------------
                                       Name: James R. Fellows
                                       Title: Sr. Vice President & Portfolio
                                              Manager

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    AURUM CLO 2002-1 LTD.
                                    By:  Columbia Management Advisors, Inc.
                                         (f/k/a Stein Roe & Farnham
                                         Incorporated), As Advisor

                                    By   /s/ JAMES R. FELLOWS
                                       -----------------------------------------
                                       Name: James R. Fellows
                                       Title: Sr. Vice President & Portfolio
                                              Manager

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    GALLATIN FUNDING I LTD.
                                    By:  Bear Stearns Asset Management Inc.
                                         as its Collateral Manager

                                    By   /s/ JUSTIN DRISCOLL
                                       -----------------------------------------
                                       Name: Justin Driscoll
                                       Title: Managing Director

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    GRAYSTON CLO 2001-01 LTD.
                                    By:  Bear Stearns Asset Management Inc.
                                         as its Collateral Manager

                                    By   /s/ JUSTIN DRISCOLL
                                       -----------------------------------------
                                       Name: Justin Driscoll
                                       Title: Managing Director

                                    Signature page to the Second Amendment,
                                    dated as of May 23, 2003, to the Credit
                                    Agreement, dated as of March 8, 2002, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto, The Bank of Nova Scotia and Citicorp USA, Inc., as joint administrative agents.

                                    SAGAMORE HILL HUB FUND
                                    By:  Sagamore Hill Capital

                                    By   /s/ LEON ZALTZMAN
                                       -----------------------------------------
                                       Name: Leon Zaltzman
                                       Title: